Commitments and Contingencies	12 Months Ended
Dec. 31, 2023
Commitments and Contingencies Disclosure [Abstract]
Commitments and Contingencies

Note P — Commitments and Contingencies

The nature of our business exposes our properties, the Company, the Operating Company and our other subsidiaries to the risk of claims and litigation in the normal course of business. Other than as noted below, or routine litigation arising out of the ordinary course of business, we are not presently subject to any material litigation nor, to our knowledge, is any material litigation threatened against us.

In March 2023, Michael Shustek filed a complaint against Legacy MIC in the U.S. District Court, District of Maryland (the “Court”), seeking advancement of indemnification expenses related to the SEC investigation against Mr. Shustek, alleging damages (case 1:23-CV-00599). On September 6, 2023, the parties entered into a settlement agreement (the “Settlement Agreement”), and in September 2023, the Court ordered the case closed. As a result of the Settlement Agreement, we recognized a gain of approximately $1.2 million which is recorded as Other Income, Net in the Consolidated Statements of Operations.

In August 2021, we also entered into an Assignment of Claims, Causes of Action, and Proceeds Agreement, or the Assignment of Litigation Agreement, pursuant to which we assigned to Vestin Realty Mortgage II, Inc. and Michael V. Shustek certain claims and claim proceeds that we had against Ira S. Levine, Levine Law Group, Inc. (or any other name by which a firm including Ira Levine was known), Edwin Herbert Bentzen IV and Andrew Fenton. In April, 2023, the parties entered into a settlement agreement and mutual release related to the Ira Levine matter. The Settlement Agreement is not related to the Assignment of Litigation Agreement.

In January 2023, the 43rd District Court of Parker County, Texas, entered summary judgment against MVP Fort Worth Taylor, LLC, a subsidiary of Legacy MIC, in favor of the plaintiff, John Roy, who alleged that he was due a commission relating to a proposed sale of the Fort Worth Taylor parking facility which was never consummated. Legacy MIC filed an appeal. As a result of the court’s summary judgment, in December 2022 we recognized a charge of $0.7 million for the full estimated amount of damages (including legal fees and costs). The $0.7 million was recognized within Organizational, Offering and Other Costs in our Consolidated Statements of Operations and Accounts Payable and Accrued Expenses on our Consolidated Balance Sheets. During the first quarter of 2023, and as part of the appeals process, we posted cash collateral of $0.7 million for an appeals bond, which is reflected in Cash-Restricted on our Consolidated Balance Sheets. In February 2024 we signed a settlement agreement which would result in the sale of one of our properties to John Roy with the estimated $0.7 million of damages being given as a credit at the time of sale. This sale is contingent upon John Roy obtaining a lender commitment for financing by April 15, 2024, as well as normal due diligence contingencies in the purchase contract

In September 2023, we entered into arbitration with one vendor regarding disputes over amounts payable. The entire balance in dispute of approximately $1.8 million is accrued for in Accounts Payable and Accrued Expenses on the Consolidated Balance Sheets.